SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2002

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
D(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers)	(Zip Code)

(360) 943-1500
(Registrant’s telephone number, including area code)

ITEM 7—FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements—Incorporated by reference to the Form 10-Q for the period ended June 30, 2002 filed on August 1, 2002.

(b)	Pro forma financial information – not applicable

(c)	Exhibits:—not applicable

ITEM 9—REGULATION FD DISCLOSURE

Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350

In connection with the SEC Form 10-Q of Heritage Financial Corporation for the quarter ended June 30, 2002 filed on August 1, 2002, the below signed officers of Heritage Financial Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such SEC Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such SEC Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Heritage Financial Corporation.

Date: August 12, 2002	/s/ DONALD V. RHODES
Donald V. Rhodes Chairman, President, and Chief Executive Officer Principal Executive Officer

/s/ EDWARD D. CAMERON
Edward D. Cameron Vice President and Treasurer Principal Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Dated: August 12, 2002	By:	/s/ DONALD V. RHODES
Donald V. Rhodes Chairman, President, and Chief Executive Officer